FVF P-1


                         SUPPLEMENT DATED AUGUST 9, 1999
                      TO THE PROSPECTUSES DATED MAY 1, 1999
                                       OF
              FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                               CLASS 1 AND CLASS 2

I. EFFECTIVE NOVEMBER 15, 1999, Global Utilities Securities Fund's name will be changed to "Franklin Global Communications Securities Fund" and the fund's strategy will be restated to one of investing at least 65% of total assets in equity securities of companies that are primarily engaged in providing communications services and communications equipment. These changes will
reflect  better  the  fund's   principal   investment   strategy  of  investing
primarily in the communications industries which have come to represent over 70% of the global public utilities sector. The fund's principal risks are those related to communications investments.
II. EFFECTIVE AS OF THE DATE OF THIS SUPPLEMENT, the prospectus information for the Global Utilities Securities Fund is amended by:
 a) Under  "Principal  Investments,"  replacing the sentence  which reads "The
 manager   expects   to   invest   substantially   in  the   electricity   and
 telecommunications sectors." with the following:
 Because telecommunications  industries have increasingly come to dominate the
 global   utilities   sector,   the  fund   will   invest   substantially   in
 communications  companies.  These  are  companies  that are  involved  in the
 development,   manufacture   or   sale   of   communications   services   and
 communications equipment (communications companies). These may include, for example, companies that provide
ss. local and long distance telephone services or equipment;
ss. cellular and other wireless  communications,  paging,  and local and wide area network services or equipment;
ss. satellite,   microwave,  cable  and  other  pay  television  services  or equipment; and internet-related services or equipment, including internet service providers, web hosting and web content providers and internet portals.
 b) Under "Main Risks - Utilities Industries," adding the following as the second paragraph of the section:
 Moreover, by investing substantially in the securities of communications companies within the utilities sector, the fund carries greater risk of adverse developments affecting these companies than a fund that invests more broadly. The securities of communications companies may experience more price volatility than securities of companies in other industries. For example, communications companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and competition for market share and the potential for falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of communications companies and, as a result, the value of their securities. In addition, many
 wireless   telecommunication  and  internet-related   companies  are  in  the
 emerging stage of development and are particularly vulnerable to the risks of rapidly changing technologies. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term.
 c) Under "Main Risks - Utilities Industries," replacing the last sentence of the section with the following:
 Water supply company securities are often thinly traded and their markets, less liquid, than other utility securities.
III. The section "Management" for the Small Cap Fund is amended by adding Michael McCarthy to the portfolio manager team:
MICHAEL MCCARTHY
VICE PRESIDENT OF ADVISERS
Mr. McCarthy has been a manager of the fund since its inception in 1995. He joined the Franklin Templeton Group in 1992.




HARTF P-1
                         SUPPLEMENT DATED AUGUST 9, 1999
        TO THE PROSPECTUS DATED MAY 1, 1999, AS SUPPLEMENTED JULY 1, 1999
                                       OF
              FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

The section "Management" for the Small Cap Fund is amended by adding Michael McCarthy to the portfolio manager team:

MICHAEL MCCARTHY
VICE PRESIDENT OF ADVISERS
Mr. McCarthy has been a manager of the fund since its inception in 1995. He joined the Franklin Templeton Group in 1992.